EXHIBIT 31.1

                                   SECTION 302
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Richard C. Ford, Chief Executive Officer, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Puradyn Filter Technologies Incorporated (Puradyn);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Puradyn as of, and for, the periods presented in this quarterly report;

4. Puradyn's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Puradyn and have:

     a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Puradyn, including its consolidated subsidiary, is made known to us by others within that entity, particularly during the period in which this report is being prepared;

     b) Evaluated the effectiveness of Puradyn's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c) Disclosed in this annual/quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date any change in Puradyn's internal control over financial reporting that occurred during Puradyn's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Puradyn's internal control over financial reporting; and

5. Puradyn's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Puradyn's auditors and the audit committee of its board of directors:

     a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Puradyn's ability to record, process, summarize and report financial information; and

     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Puradyn's internal control over financial reporting.

Date: November 13, 2003

                                                         /s/ Richard C. Ford
                                                         -----------------------
                                                         Richard C. Ford

                                                         Chief Executive Officer